UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2003

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-32383                 23-3070336
----------------------------  ------------------------  ------------------------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events and Required FD Disclosure.
             ---------------------------------------

        In connection with our litigation against DIRECTV, Inc., we are filing this Form 8-K to report that Hughes Communications Galaxy, Inc. and DIRECTV, Inc.(collectively, "DIRECTV"), the National Rural Telecommunications Cooperative ("NRTC"), and North Central Communications and Iowa Lakes Electric Cooperative, on behalf of the class certified in the United States District Court for the Central District of California, Case No. CV 00-2117 (the "Class"), have entered into a Term Sheet and a First Amendment to Term Sheet with respect to the litigation by and among DIRECTV, NRTC and the Class. Copies of the Term Sheet and First Amendment to Term Sheet are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K. On August 11, 2003, DIRECTV, Inc. issued a press release announcing the settlement agreement and Pegasus separately issued its own press release indicating that Pegasus was not a party to the proposed settlement agreement among DIRECTV, NRTC and the Class. DIRECTV, Inc.'s press release and Pegasus' press release are filed as Exhibits 99.3 and 99.4, respectively, to this Form 8-K.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)      Exhibits

99.1     Term Sheet by and among NRTC, the Class and DIRECTV
         (unsigned copy presented to the Registrant).

99.2     First Amendment to Term Sheet (unsigned copy presented to the
         Registrant).

99.3     August 11, 2003 DIRECTV, Inc. Press Release.

99.4     August 11, 2003 Pegasus Press Release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PEGASUS COMMUNICATIONS CORPORATION


                   By  /s/ Scott A. Blank
                       ---------------------------------------------------------
                            Scott A. Blank,
                            Senior Vice President


August 12, 2003

                                  EXHIBIT INDEX

Exhibit No.                         Description

99.1 Term Sheet by and among NRTC, the Class and DIRECTV (unsigned copy presented to the Registrant).

99.2     First Amendment to Term Sheet (unsigned copy presented to the
         Registrant).

99.3     August 11, 2003 DIRECTV, Inc. Press Release.

99.4     August 11, 2003 Pegasus Press Release.